UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2025

Texas Pacific Land Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-39804	75-0279735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2699 Howell Street, Suite 800
Dallas, Texas		75204
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPL	New York Stock Exchange NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 5, 2025, Texas Pacific Land Corporation (the “Company”) announced a three-for-one forward stock split (the “Stock Split”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). On December 2, 2025, the Company filed an amendment (the “Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Stock Split and proportionately increase the number of shares of the Company’s authorized Common Stock from 46,536,936 to 139,610,808. The Amendment will become effective at 5:00 p.m. Eastern Time on December 22, 2025. The Company’s Common Stock will continue to trade on the New York Stock Exchange and NYSE Texas, Inc. under the symbol “TPL”. The CUSIP number and par value for the Company’s Common Stock will not change.

The record date for the Stock Split is December 12, 2025, shares will be distributed on December 22, 2025, and trading is expected to commence on a split-adjusted basis at market open on December 23, 2025.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On December 2, 2025, the Company issued a press release announcing the effective date of the Stock Split. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Texas Pacific Land Corporation.
99.1	Press release dated December 2, 2025 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Texas Pacific Land Corporation

Date: December 2, 2025	By:	/s/ Micheal W. Dobbs
	Name:	Micheal W. Dobbs
	Title:	SVP, General Counsel and Secretary